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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sorrento Networks Corporation (the "Company") on Form 10-Q for the quarter ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Joe
R. Armstrong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 'SS'1350, as adopted pursuant to 'SS'906 of the Sarbanes-Oxley Act of 2002, that:

     (3) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (4) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 15, 2003

                /s/ Joe R. Armstrong
      -----------------------------------------
Name: Joe R. Armstrong, Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sorrento Networks Corporation and will be retained by Sorrento Networks Corporation and furnished to the Securities and Exchange Commission or its staff upon request.